Genpact Q3 2016 Earnings Presentation November 2, 2016 Ticker (NYSE: G) Exhibit 99.2

Forward-looking Statements These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks, uncertainties and other factors include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the business process outsourcing and information technology services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, changes in tax rates and tax legislation, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, foreign currency fluctuations, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including Genpact’s Annual Report on Form 10-K. These filings are available at www.sec.gov or on the Investor Relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although Genpact believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to put undue reliance on these forward-looking statements, which reflect management’s current analysis of future events and should not be relied upon as representing management’s expectations or beliefs as of any date subsequent to the time they are made. Genpact undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of Genpact. Non-GAAP Financial Measures These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated November 2, 2016.

GENERATING IMPACT

Q3 2016 – Key Financial Highlights

Year-Over-Year Comparisons:

- Total revenue: +5% (~ +7% on constant currency basis)[1]
- Global Clients revenue: +8% (~ +10% on constant currency basis)
- Global Client BPO revenue: +13% (~ +15% on constant currency basis)
- GE revenue: -8% (~ -8% on constant currency basis)

- Adjusted income from operations[2] increased 7%, with a margin of 16.1%
- Adjusted diluted earnings per share[2] grew 6% YoY to $0.37
- Global Client growth was broad-based across most of our target verticals and service lines, including:
  - BFS, CPG, Life Sciences, Insurance and High Tech; and
  - Finance & Accounting, Core Industry Vertical Operations and Transformation services
- Global Client ITO revenue continues to be impacted by lower levels of technology spending in the Investment Banking and Healthcare industries.

Notes:

1. Revenue growth on a constant currency basis is a non-GAAP measure and is calculated by restating current-period activity using the prior fiscal period's foreign currency exchange rates adjusted for hedging gains/losses in such period.
2. Adjusted income from operations and adjusted diluted EPS are non-GAAP measures. Q3 '16 GAAP income from operations margin was 13.4% and GAAP diluted EPS was $0.33.

GENPACT DESIGN • TRANSFORM • RUN LEAN DIGITAL™
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Healthy Pipeline and Continued Momentum for Lean DigitalSM Our pipeline continues to grow across most of our targeted industry verticals, service lines and geographies Lean DigitalSM is helping clients’ operations transform to more agile and nimble business models M&A in chosen areas remain an investment priority to add digital and analytics capabilities

Total revenue growth at 5% (~7% on a constant currency basis) Q3 2016 Global Client revenue grew 8% (~10% on a constant currency basis) Global Client BPO revenues increased 13% (~15% on a constant currency basis) Global Client ITO revenues declined 9% Global Clients GE BPO ITO 5% YoY Growth% 8% (8)% 5% (8)% 9% YoY Growth% Q3 ‘15 Q3 ‘16 Q3 ‘15 Q3 ‘16 ($ in millions) ($ in millions) $618 $649 $649 $618 Q3 2016 Revenue Summary

Number of clients Notes: Relationship size = annual Genpact revenues from client relationships based on last four rolling quarters. Relationship Size(1) Client Relationships Remain Strong

Q3‘15 Q3’16                     YoY Revenue $617.8 $648.8 5.0% Cost of Revenue 375.8 392.4 4.4% Gross Profit 242.0 256.4 5.9% Gross Profit % of Revenue 39.2% 39.5% 30 bps SG&A $144.7 $157.0 8.5% SG&A % of Revenue 23.4% 24.2% 80 bps Adjusted Income from Operations(1) $97.1 $104.2 7.3% Adjusted Income from Operations Margin(1) 15.7% 16.1% 40 bps ($ in millions) Notes: Adjusted income from operations and adjusted income from operations margin are non-GAAP measures. Income from operations and the related margin were $87.3 million (14.1%) in Q3 ‘15 and $87.1 million (13.4%) in Q3 ’16. Q3 Adjusted Operating Income Margins Increased Due to Productivity and FX

EPS Year-over-Year Bridge Q3 ‘15 Q3 ‘16 Adjusted Net Income ($ millions) (3)76.978.2 Diluted Shares Outstanding (millions)(4)217.6209.4 31 3 FX Re-measurement loss in Q3’16 vs. gain in Q3’15 Q3 ‘15 GAAP EPS 33 (Cents per share) Net Adjustments(1) 35 4 Net Adjustments(1) Q3 ‘15 Adjusted EPS Q3 ‘16 Adjusted EPS(3) Q3 ‘16 GAAP EPS Higher Adjusted Income from Operations(3) 4 Increase Decrease Notes: Adjustments primarily include amortization and impairment of acquired intangible assets, acquisition-related expenses and stock-based compensation expenses. Net of shares issued, retired and dilution impact. Adjusted net income, adjusted income from operations and adjusted EPS are non-GAAP measures. Weighted average number of diluted shares outstanding. This includes the impact of 6.3 million shares repurchased in Q3’ 2016. - The above bridge reflects only significant variance items year-over-year and is illustrative and subject to rounding. - EPS = Diluted earnings per share 37 Lower taxes 2 Lower share count(2) 1 1 Higher Net Interest Expense 1

Q3 2016 cash from operations up $5 millions primarily driven by higher operating income Q3 ‘15 Q3 ‘16 Notes: 1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits. ($ in millions) Q3 ’15 Q2’16 Q3 ‘16 Days Sales Outstanding80 85 85 Cash and Liquid Assets ($ millions)(1) 468 407 419 Cash from Operations

FY 2016 Revenues ($B) 2.57 – 2.58 Adjusted Income from Operations - Margin(2) 15.5% Adjusted Diluted Earnings Per Share(1)(2) $1.42 - $1.43 Other Metrics Cash Flow from Operations (YoY Growth) ~6% Effective Tax Rate 20% - 21% Capital Expenditure (% of revenue) ~3% Full Year 2016 Outlook Notes: Adjusted diluted EPS estimate assumes: weighted average shares outstanding of approximately 210.9 million; $3.2 million favorable impact of balance sheet related foreign exchange gains or losses; and 2016 effective tax rate of 20 – 21%. Adjusted income from operations margin and adjusted diluted EPS are non-GAAP measures.

Annexure 1: Reconciliation of Adjusted Income from Operations – Q3 2016 Quarter ended September 30th, (USD, in thousands) 2015   2016 Income from operations $ 87,343 $ 87,124 Add: Stock-based compensation 6,195 4,828 Add: Amortization and impairment of acquired intangible assets (1) 6,015 6,519 Add: Acquisition-related expenses - 1,334 Add: Other income (expense), net 999 5,791 Less: Loss on equity-method investment activity, net (3,432) (2,117) Add: Net loss attributable to redeemable non-controlling interest - 734 Adjusted income from operations $ 97,120 $ 104,213 Adjusted income from operations margin 15.7% 16.1% Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded from the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded from such computation. Beginning April 2016, management also excludes the impairment of acquired intangible assets from such computation.

Annexure 2: Reconciliation of Adjusted Net Income – Q3 2016 (USD, in thousands, except per share data) Quarter ended September 30th, 2015   2016 Net income attributable to Genpact Limited shareholders $ 68,050   $ 68,779 Add: Stock-based compensation 6,195 4,828 Add: Amortization and impairment of acquired intangible assets (1) 6,015 6,519 Add: Acquisition-related expenses - 1,334 Less: Tax impact on stock-based compensation (1,489) (1,140) Less: Tax impact on amortization and impairment of acquired intangibles (1,873) (2,087) Less: Tax impact on acquisition-related expenses - (80) Adjusted net income $ 76,898 $ 78,153 Adjusted diluted earnings per share $ 0.35 $ 0.37 Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded from the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded from such computation. Beginning April 2016, management also excludes the impairment of acquired intangible assets from such computation.

Annexure 3: Reconciliation of Outlook for Adjusted Income from Operations Margin Year ending December 31st, 2016 Income from operations margin   13.4% Add: Estimated stock-based compensation 1.0% Add: Estimated amortization and impairment of acquired intangible assets   1.0% Add: Estimated acquisition-related expenses 0.1% Add: Estimated other income (expense), net   0.3% Less: Estimated loss on equity-method investment activity, net (0.4)% Add: Estimated net loss attributable to redeemable non-controlling interest   0.1% Adjusted income from operations margin 15.5%

Annexure 4: Reconciliation of Outlook for Adjusted Diluted EPS (Per share data) Year ending December 31st, 2016 Lower End Upper End Diluted EPS   1.25 1.26 Add: Estimated stock-based compensation 0.11 0.11 Add: Estimated amortization and impairment of acquired intangible assets   0.11 0.11 Add: Estimated acquisition-related expenses 0.01 0.01 Less: Estimated tax impact on stock-based compensation   (0.03) (0.03) Less: Estimated tax impact on amortization and impairment of acquired intangibles (0.04) (0.04) Less: Estimated tax impact on acquisition-related expenses   - - Adjusted diluted EPS 1.42 1.43 Note: Due to rounding, the numbers presented above may not add up precisely to the totals provided.

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